UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

REVANCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Revance Therapeutics, Inc.

7555 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Amendment and Restatement of Certificate of Incorporation

On February 11, 2014, Revance Therapeutics, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of the Company’s initial public offering.

The Restated Certificate amends and restates in its entirety the Company’s amended and restated certificate of incorporation to, among other things:

•	authorize 95,000,000 shares of common stock;

•	eliminate all references to the previously existing series of preferred stock and authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series;

•	permit the Company’s board of directors to adopt, amend or repeal the bylaws without obtaining stockholder approval;

•	require the approval of at least 66 2/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal the bylaws or repeal the provisions of the Restated Certificate;

•	establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•	prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders; and

•	require advance notice of stockholder nominations for election to the Company’s board of directors and of business to be brought by stockholders before any meeting of the Company’s stockholders.

The foregoing description is qualified in its entirety by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Amendment and Restatement of Bylaws

On February 11, 2014, the Company adopted amended and restated bylaws in connection with the closing of the Company’s initial public offering of shares of its common stock. The Company’s board of directors and stockholders previously approved the amended and restated bylaws to be adopted in connection with, and to be effective upon, the closing of the Company’s initial public offering.

The amended and restated bylaws, among other things:

•	provide that special meetings of stockholders may be called only by (i) the chairman of the board of directors, (ii) the chief executive officer or (iii) the board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•	establish advance notice requirements for stockholder nominations for election to the Company’s board of directors and for proposals to be brought by stockholders before any meeting of the Company’s stockholders;

•	prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a meeting of the Company’s stockholders;

•	set forth the rights, powers and manner of acting of the board of directors and officers of the Company;

•	establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•	permit the Company’s board of directors to create committees of the board of directors; and

•	provide for the indemnification of directors and officers of the Company, and allow the indemnification of employees and agents of the Company, in each case to the extent not prohibited by applicable law.

The foregoing description is qualified in its entirety by reference to the Company’s amended and restated bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Revance Therapeutics, Inc.

3.2(1)	Amended and Restated Bylaws of Revance Therapeutics, Inc.

(1)	Previously filed as Exhibit 3.4 to Company’s Registration Statement on Form S-1, as amended (333-193154), filed with the Commission on December 31, 2013, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2014	Revance Therapeutics, Inc.

	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Executive Vice President, Corporate Development and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Revance Therapeutics, Inc.

3.2(1)	Amended and Restated Bylaws of Revance Therapeutics, Inc.

(1)	Previously filed as Exhibit 3.4 to Company’s Registration Statement on Form S-1, as amended (333-193154), filed with the Commission on December 31, 2013, and incorporated by reference herein.